                                 EXHIBIT 23(d)

                          CONSENT OF FINANCIAL ADVISOR

We consent to the use in this Registration Statement of Century South Banks, Inc. on Form S-4 of our opinion related to Lanier Bankshares, Inc. included in the Proxy Statement/Prospectus to such Registration Statement as Exhibit C and to the reference to our firm in the Proxy Statement/Prospectus under the caption "THE MERGER--Opinion of TSJ&A."


                                       /s/ T. Stephen Johnson & Associates, Inc.



December 22, 1999